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                 NORTH AMERICAN SENIOR FLOATING RATE FUND, INC.

     Supplement Dated January 24, 2001 to Prospectus Dated January 17, 2001

Merger

   On January 23, 2001, the Board of Directors approved and recommended shareholder approval of an Agreement and Plan of Reorganization ("Reorganization") which, if approved, would result in the reorganization of the CypressTree Senior Floating Rate Fund, Inc. ("CypressTree Fund") in exchange for newly-created Class D shares of the North American Senior Floating Rate Fund, Inc. ("North American Fund"). A meeting of shareholders of the CypressTree Fund to consider the proposed Reorganization has been scheduled for April 20, 2001. Both Funds are advised by Amercian General Asset Management Corp. and sub-advised by CypressTree Investment Management Company, Inc., and have the same investment objectives and repurchase policies. If approved, the reorganization is expected to take place in mid-May of 2001.

Fee Waiver

   Effective November 1, 2000, the Fund's investment adviser voluntarily agreed to reimburse the Fund's expenses to the extent necessary so that the total annualized fund expenses do not exceed 1.5% of average daily gross assets for Class C Shares and 1.45% for Class A and Class B shares (gross assets are total assets minus all liabilities except debt). This will include a distribution fee of 0.05% of average daily net assets for Class B and Class C Shares. This voluntary waiver may be terminated at any time upon 30 days notice. In addition CypressTree Investment Management Company, Inc. has agreed to waive a portion of its subadvisory fee.

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